Exhibit 31.2

CERTIFICATION

I, Randy White, Secretary, Treasurer and Director of Bluestone Ventures Inc., certify that:

1. I have reviewed this annual report on Form 10-KSB of Bluestone Ventures Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.    The  registrant's  other  certifying  officer  and   I   are
responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange
Act Rules 13a-14 and 15d-14) for the
registrant and have:

      a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

       b)    evaluated  the  effectiveness  of  the   registrant's
disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report
(the "Evaluation Date"); and

      c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The  registrant's  other  certifying  officer  and  I   have
disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

      a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;
and

6. The registrant's other certifying officer and I have indicated in this annual report whether or not there were  significant changes in internal controls or  in  other factors that could significantly affect internal
controls  subsequent  to  the  date  of  our  most   recent
evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 7, 2004              /s/ Randy White